UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

CARROLS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( c ) Exhibits

99.6	Press Release dated March 16, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2004, Carrols Corporation (the “Company”) announced via press release the Company’s results for its fourth quarter ended December 31, 2003 and will conduct a publicly-available conference call on March 19, 2004 discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: March 18, 2004	By:	/s/ Alan Vituli

(Signature) Alan Vituli Chairman of the Board and Chief Executive Officer

Date: March 18, 2004	By:	/s/ Paul R. Flanders

(Signature) Paul R. Flanders Vice President – Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.6	Press release, dated March 16, 2004.